UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2026

GRIFFON CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	001-06620	11-1893410

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in our Current Report on Form 8-K filed on June 11, 2026, on June 8, 2026, Griffon AMES HoldCo LLC (“Griffon HoldCo”), a Delaware limited liability company and indirect wholly owned subsidiary of Griffon Corporation (“Griffon”), entered into the Share Sale Agreement (“SSA”) with HupCo ParentCo Pty Ltd, an Australian proprietary limited company (“Buyer”), to sell Griffon’s AMES Australasia business to a joint venture it is forming with an investment group led by the management of AMES Australasia with support from Australian financial investors (the “Joint Venture”).

In connection with the closing of the transactions contemplated by the SSA and the formation of the Joint Venture, each on July 31, 2026, on such date HupCo TopCo Pty Ltd, an Australian proprietary limited company and the ultimate parent holding company of the Joint Venture (“TopCo”), issued the PIK Note (as defined below) to a subsidiary of Griffon. The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the PIK Note is incorporated by reference into this Item 1.01.

In connection with the closing of the transactions contemplated by the SSA, on July 31, 2026, Griffon HoldCo, Buyer, and HupCo Holdings Pty Ltd entered into a side letter to the SSA (the “Side Letter”), pursuant to which, among other things, the parties agreed: (i) to novate (a) Griffon HoldCo’s equity interest in TopCo, (b) its rights and obligations under the shareholders’ agreement relating to the Joint Venture, and (c) its rights and obligations under the PIK Note, in each case to other subsidiaries of Griffon; (ii) that Griffon will advance certain fees and expenses relating to the third-party debt financing arranged in connection with the transactions contemplated by the SSA, which amounts are the obligation of the Joint Venture and will be reimbursed by the Joint Venture to Griffon following the closing in accordance with an agreed repayment schedule; and (iii) that the nomination of an independent director to the board of TopCo by HupCo Holdings, originally contemplated to occur prior to closing, will occur within 30 business days following the closing, with the board of TopCo comprising four directors (instead of five) in the interim. The description of certain terms of the Side Letter set forth herein does not purport to be complete and is qualified in its entirety by the full text of the Side Letter, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 31, 2026, Griffon closed the sale of its AMES Australasia business to form the Joint Venture. Griffon HoldCo holds a 49% indirect equity interest in the Joint Venture following the consummation of the transactions contemplated by the SSA. The remaining 51% ownership of the Joint Venture is held by an investment group led and controlled by Simon Hupfeld, the Executive Chairman of the business.

Under the terms of the SSA, Griffon HoldCo received AUD $258 million (USD $181 million) in cash at closing and an AUD 69.3 million (USD $48.6 million) PIK note issued by TopCo (the “PIK Note”), which PIK note was then novated to a different subsidiary of Griffon. Interest accrues on the outstanding principal amount of the PIK Note at a rate of 10% per annum, calculated daily on a 365-day year basis, and is automatically capitalized and added to the outstanding amount at the end of each financial year (and on the maturity date or any earlier repayment date). The PIK Note matures on the later of six years from the date of issuance or, if the term of the senior debt facility entered into by Buyer is extended, 12 months after expiry of the extended term, but in no event later than 10 years from the date of issuance. The PIK Note is subordinated in right of payment to all obligations of the Joint Venture and its subsidiaries, and Griffon has agreed not to demand or receive payment, or take enforcement action, while any amount remains outstanding under the senior debt facility.

The description of certain terms of the PIK Note set forth herein does not purport to be complete and is qualified in its entirety by the full text of the PIK Note, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 3, 2026, Griffon issued a press release announcing the closing of the Joint Venture. A copy of Griffon’s press release is attached hereto as Exhibit 99.1.

Item 8.01. Other Events

On July 31, 2026, we repaid the remaining balance of $285 million of Term Loan B outstanding under our credit agreement with proceeds received in connection with the Joint Venture and revolver borrowings under the credit agreement.

Item 9.01.    Financial Statements and Exhibits.

(b)     Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of Griffon, which gives effect to (i) the disposition of the AMES North America business to Veritage Brands, a joint venture formed between Griffon and Venanpri Tools (a global professional and consumer tool provider majority owned by ONCAP Management Partners, L.P.), (ii) the wind-down of the AMES U.K. business, and (iii) the disposition of the AMES Australasia business to the Joint Venture, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2026;

•Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income for the six months ended March 31, 2026 and for the fiscal years ended September 30, 2025, September 30, 2024 and September 30, 2023; and

•Notes to the Unaudited Pro Forma Consolidated Financial Statements.

(d)    Exhibits

2.1    Side Letter Share Sale Agreement, dated July 31, 2026, by and among Griffon AMES HoldCo LLC, HupCo ParentCo Pty Ltd, and HupCo Holdings Pty Ltd

4.1    PIK Note, dated July 31, 2026

99.1     Griffon Press Release Announcing the Joint Venture for AMES Australasia, dated August 3, 2026

99.2     Griffon Corporation Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By: /s/ Seth L. Kaplan
Seth L. Kaplan
Executive Vice President
Dated: August 4, 2026

Exhibit Index

2.1    Side Letter Share Sale Agreement, dated July 31, 2026, by and among Griffon AMES HoldCo LLC, HupCo ParentCo Pty Ltd, and HupCo Holdings Pty Ltd

4.1    PIK Note, dated July 31, 2026

99.1     Griffon Press Release Announcing the Joint Venture for AMES Australasia, dated August 3, 2026

99.2     Griffon Corporation Unaudited Pro Forma Consolidated Financial Statements